UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 12, 2014

XILINX, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-18548 (Commission File Number)	77-0188631 (IRS Employer Identification No.)

2100 Logic Drive San Jose, California (Address of principal executive offices)	95124 (Zip Code)

Registrant’s telephone number, including area code:   (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On March 12, 2014, Xilinx, Inc. (the “Company”) issued $500,000,000 aggregate principal amount of its 2.125% notes due 2019 (the “2019 Notes”) and $500,000,000 aggregate principal amount of its 3.000% notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “Notes”) pursuant to the terms of an underwriting agreement dated March 5, 2014 (the “Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC.  The Notes sold pursuant to the Underwriting Agreement were registered under the Company’s registration statement on Form S-3 filed on February 20, 2014 (File No. 333-194052) and were issued pursuant to an indenture dated as of June 14, 2007 (the “Base Indenture”), as supplemented by the supplemental indenture dated as of March 12, 2014 (the “Supplemental Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee.

The foregoing descriptions of the Underwriting Agreement, the Base Indenture and the Supplemental Indenture are qualified in their entirety by the terms of such agreements, which are filed as Exhibit 1.01 hereto, Exhibit 4.4 to Form S-3 filed June 15, 2007 and Exhibit 4.01 hereto, respectively, and incorporated herein by reference.  The foregoing description of the Notes is qualified in its entirety by reference to the full text of the form of 2.125% Note due 2019 and form of 3.000% Note due 2021, which are filed hereto as Exhibit 4.02 and Exhibit 4.03, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

1.01	Underwriting Agreement, dated March 5, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

4.01	Supplemental Indenture, dated as of March 12, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

4.02	Form of 2.125% Note due 2019

4.03	Form of 3.000% Note due 2021

5.01	Opinion of Gibson, Dunn & Crutcher LLP

23.01	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 12, 2014

XILINX, INC.

By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.01	Underwriting Agreement, dated March 5, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

4.01	Supplemental Indenture, dated as of March 12, 2014, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee

4.02	Form of 2.125% Note due 2019

4.03	Form of 3.000% Note due 2021

5.01	Opinion of Gibson, Dunn & Crutcher LLP

23.01	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.01)